                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1994 to March 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of April, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1994

                       CUSIP#'S 393505-BU5, BV3, BW1, BX9, BY7
                       TRUST ACCOUNT #3331875-0
                       REMITTANCE DATE: 4/15/94

                                              Total $        Per $1,000
Class A Certificates                          Amount          Original
- --------------------                      --------------    ------------
(1)  Amount available (including Monthly
     Servicing Fee)                         7,420,540.92

A. Interest
   (2) Aggregate Interest
       a. Class A-1 Interest                  435,555.56      2.48888891
       b. Class A-2 Interest                  260,000.00      2.88888889
       c. Class A-3 Interest                  168,666.67      3.06666673
       d. Class A-4 Interest                  216,041.60      3.20000000
       e. Class A-5 Interest                  381,900.03      3.39999998

   (3) Amount applied to:
       a. Unpaid Class A Interest
          Shortfall                                  .00             .00

   (4) Remaining:
       a. Unpaid Class A Interest
          Shortfall                                  .00             .00

B. Principal
   (5) Formula Principal Distribution
       Amount                               3,282,820.04             N/A
       a. Scheduled Principal               1,286,368.26             N/A
       b. Principal Prepayments             1,996,451.78             N/A
       c. Liquidated Contracts                       .00             N/A
       d. Repurchases                                .00             N/A

   (6) Pool Scheduled Principal
       Balance                            558,331,339.96    994.15467010
  (6a) Pool Factor                             .99415467

   (7) Unpaid Class A Principal Shortfall
       (if any) following prior Remittance
       Date                                          .00

   (8) Class A Percentage for such Remittance
       Date (Until Class B Cross-Over Date,
       and on each Remittance Date thereafter
       unless each Class B Principal
       Distribution Test is satisfied, equals
       Class A Principal Balance divided by
       pool Scheduled Principal Balance)           89.00%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  March, 1994
                                    Page 2

                               CUSIP#'S   393505-BU5, BV3, BW1, BX9, BY7
                               TRUST ACCOUNT #3331875-0
                               REMITTANCE DATE: 4/15/94

                                                    Total $       Per $1,000
                                                    Amount         Original
                                               ---------------  ---------------
  (9) Class A Percentage for the following
      Remittance Date                                   88.94%

 (10) Class A Principal Distribution:
      a. Class A-1                                3,282,820.04      18.75897166
      b. Class A-2                                         .00              .00
      c. Class A-3                                         .00              .00
      d. Class A-4                                         .00              .00
      e. Class A-5                                         .00              .00

 (11) Class A-1 Principal Balance               171,717,179.96     981.24102834
(11a) Class A-1 Pool Factor                          .98124103

 (12) Class A-2 Principal Balance                90,000,000.00     1000.0000000
(12a) Class A-2 Pool Factor                         1.00000000

 (13) Class A-3 Principal Balance                55,000,000.00     1000.0000000
(13a) Class A-3 Pool Factor                         1.00000000

 (14) Class A-4 Principal Balance                67,513,000.00     1000.0000000
(14a) Class A-4 Pool Factor                         1.00000000

 (15) Class A-5 Principal Balance               112,323,539.00     1000.0000000
(15a) Class A-5 Pool Factor                         1.00000000

 (16) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                                 .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (17) 31-59 days                                    722,660.75               26

 (18) 60 days or more                               126,609.79                6

 (19) Current Month Repossessions                    53,899.96                1

 (20) Repossession Inventory                         53,899.96                1


                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1994
                                     Page 3

                            CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                            TRUST ACCOUNT #3331875-0
                            REMITTANCE DATE: 4/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in January 1999)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                          .02%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                               .00%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                          .13%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                               .00%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from April 1, 1999 to
         March 31, 2000, 9% from April 1, 2000 to
         March 31, 2001 and 10% thereafter)                        N/A

(24)  Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                      N/A

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
         average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date;
         may not exceed 2.75%)                                     N/A

(25)  Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance Date (must
         equal or exceed 22%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $11,232,283.00                                       11.00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                        CLASS B1, B2 and C CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1994

                                  CUSIP#'S 393505BZ4, CA8
                                  REMITTANCE DATE: 4/15/94

                                                    Total $      Per $1,000
CLASS B1 CERTIFICATES                               Amount        Original
- -----------------------                          -------------  ------------
  (1)  Amount Available less the Class A
       Distribution Amount (including Monthly
       Servicing Fee)                             2,675,557.02
  (2)  Class B-1 Remittance Rate (7.60% unless
       Weighted Average Contract Rate is
       below 7.60%)                                       7.60%

  (3)  Aggregate Class B1 Interest                   85,363.20     3.37777778

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                               .00            .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                  .00            .00

  (6)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date            .00

  (7)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)               .00

  (7a) Class B Percentage for the following
       Remittance Date                                     .00

  (8)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                             .00

  (9a) Class B1 Principal Shortfall                                       .00

  (9b) Unpaid Class B1 Principal Shortfall                                .00

  (10) Class Principal Balance                                  61,777,621.00

  (11) Class B1 Principal Balance                               25,272,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                        CLASS B1, B2 and C CERTIFICATES
                                 MONTHLY REPORT
                                  March, 1994

                                   CUSIP#'S 393505BZ4, CA8
                                   REMITTANCE DATE: 4/15/94

Class B2 and C Certificates
- -----------------------------
(12)  Remaining Amount Available               2,590,193.82

(13)  Class B-2 Remittance Rate (8.55%
      unless Weighted Average Contract
      Rate is less than 8.55%)                         7.85%

(14)  Aggregate Class B2 Interest                127,364.06      3.48888901

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                             .00             .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                .00             .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                          .00

(18)  Class B2 Principal Liquidation Loss Amount                        .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                          .00

(20) Reserve Draw Amount                                                .00

(21) Class B2 Principal Balance                               36,505,621.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount and Class B1 and B2
     Distribution Amount; if the Company
     is the Servicer)                                            234,005.90

(23) 2.60 Guarantee Fee                                        1,216,830.68

(24) Class C Residual Payment                                  1,011,993.18

(26) Repossessed Contracts                                        53,899.96

(27) Repossessed Contracts Remaining in Inventory                 53,899.96

(28) Weighted Average Contract Rate                                 9.77896